                                                                    EXHIBIT 99.2

CASE NAME:        KEVCO MANAGEMENT, INC.                           ACCRUAL BASIS

CASE NUMBER:      401-40788-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2002
                                        ---------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                    TREASURER
---------------------------------------         ----------------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                   SEPTEMBER 30, 2002
---------------------------------------         ----------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
---------------------------------------         ----------------------------
Original Signature of Preparer                              Title

DENNIS S. FAULKNER                                   SEPTEMBER 30, 2002
---------------------------------------         ----------------------------
Printed Name of Preparer                                    Date

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 1

CASE NUMBER:      401-40788-BJH-11

COMPARATIVE BALANCE SHEET

                                                                         SCHEDULED           MONTH               MONTH
ASSETS                                                                     AMOUNT            JUL-02              AUG-02       MONTH
------                                                                 -------------      -------------      -------------   -------
1.  Unrestricted Cash (FOOTNOTE)                                           6,557,974          2,999,988          2,937,454
2.  Restricted Cash (FOOTNOTE)                                                                2,022,461          3,185,061
3.  Total Cash                                                             6,557,974          5,022,449          6,122,515
4.  Accounts Receivable (Net) (Footnote)                                                        300,000            300,000
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses (FOOTNOTE)                                            3,450,681            238,142            238,142
8.  Other (Attach List)                                                      263,606                  0                  0
9.  Total Current Assets                                                  10,272,261          5,560,591          6,660,657
10. Property, Plant & Equipment                                            3,285,885
11. Less: Accumulated Depreciation/Depletion                              (1,753,163)
12. Net Property, Plant & Equipment                                        1,532,722                  0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                          36,082                  0                  0
15. Other (Attach List) (FOOTNOTE)                                       153,399,371         39,971,438         39,971,438
16. Total Assets                                                         165,240,436         45,532,029         46,632,095

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                                            1,680,378          1,680,378
23. Total Post Petition Liabilities                                                           1,680,378          1,680,378

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                               75,885,064         13,945,516         13,945,516
25. Priority Debt (FOOTNOTE)                                                 200,832                  0                  0
26. Unsecured Debt                                                         1,779,701          1,377,554          1,377,554
27. Other (Attach List)                                                  242,243,558        171,795,019        172,954,166
28. Total Pre Petition Liabilities                                       320,109,155        187,118,089        188,277,236
29. Total Liabilities                                                    320,109,155        188,798,467        189,957,614

EQUITY

30. Pre Petition Owners' Equity                                                            (154,868,719)      (154,868,719)
31. Post Petition Cumulative Profit Or (Loss)                                                (6,198,323)        (6,257,404)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                                   17,800,604         17,800,604
33. Total Equity                                                                           (143,266,438)      (143,325,519)
34. Total Liabilities and Equity                                                             45,532,029         46,632,095

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                       SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                           ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                       SCHEDULED          MONTH            MONTH
ASSETS                                                   AMOUNT           JUL-02           AUG-02         MONTH
------                                                -----------      -----------      -----------       -----
A.  Security Deposit                                        8,794
B.  Cash Surrender Value: Life Ins.                       254,812
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                               263,606                0                0

A.  Organizational Costs                                   36,082
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                     36,082                0                0

A.  Intercompany Receivables                          113,743,558
B.  Intercompany Royalties                             39,655,813       39,971,438       39,971,438
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                          153,399,371       39,971,438       39,971,438

POST PETITION LIABILITIES

A.  Accrued Liabilities Other                                              348,628          348,628
B.  Deferred Compensation                                                  960,371          960,371
C.  Accrued Health Claims                                                  371,379          371,379
D.
E.
F.
G.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                    1,680,378        1,680,378

PRE PETITION LIABILITIES

A.  Intercompany Payables (FOOTNOTE)                  113,743,558       43,295,019       44,454,166
B.  10 3/8% Senior Sub. Notes                         105,000,000      105,000,000      105,000,000
C.  Sr. Sub. Exchangeable Notes                        23,500,000       23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                 242,243,558      171,795,019      172,954,166

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 2

CASE NUMBER:      401-40788-BJH-11

INCOME STATEMENT

                                                       MONTH            MONTH                              QUARTER
REVENUES                                              JUL-02           AUG-02              MONTH            TOTAL
--------                                              -------          -------             -----           -------
1.  Gross Revenues                                                                                               0
2.  Less: Returns & Discounts                                                                                    0
3.  Net Revenue                                             0                0                                   0

COST OF GOODS SOLD

4.  Material                                                                                                     0
5.  Direct Labor                                                                                                 0
6.  Direct Overhead                                                                                              0
7.  Total Cost Of Goods Sold                                0                0                                   0
8.  Gross Profit                                            0                0                                   0

OPERATING EXPENSES

9.  Officer / Insider Compensation                     12,771           19,156                              31,927
10. Selling & Marketing                                                                                          0
11. General & Administrative                              471              412                                 883
12. Rent & Lease                                        5,020            4,991                              10,011
13. Other (Attach List)                                10,279           10,173                              20,452
14. Total Operating Expenses                           28,541           34,732                              63,273
15. Income Before Non-Operating
    Income & Expense                                  (28,541)         (34,732)                            (63,273)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                    15,890            5,821                              21,711
17. Non-Operating Expense (Att List)                        0                0                                   0
18. Interest Expense                                                                                             0
19. Depreciation / Depletion                                                                                     0
20. Amortization                                                                                                 0
21. Other (Attach List)                                                                                          0
22. Net Other Income & Expenses                        15,890            5,821                              21,711

REORGANIZATION EXPENSES

23. Professional Fees                                                   30,169                              30,169
24. U.S. Trustee Fees                                   7,250                                                7,250
25. Other (Attach List)                                                                                          0
26. Total Reorganization Expenses                       7,250           30,169                              37,419
27. Income Tax                                                                                                   0
28. Net Profit (Loss)                                 (19,901)         (59,080)                            (78,981)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                       SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                           ACCRUAL BASIS - 2

INCOME STATEMENT

                                                        MONTH             MONTH                             QUARTER
OPERATING EXPENSES                                      JUL-02            AUG-02            MONTH            TOTAL
------------------                                      ------            ------            -----           -------
A.  Utilities & Telephone                                  428               263                                691
B.  Payroll Taxes                                        4,788             7,182                             11,970
C.  Bank Fees                                            1,270                 0                              1,270
D.  Insurance                                              844               844                              1,688
E.  Contract Labor                                                         1,884
F.  Bowne of Dallas                                      2,949                                                2,949

TOTAL OTHER OPERATING EXPENSES - LINE 13                10,279            10,173                             18,568

OTHER INCOME & EXPENSES

A.  Interest Income                                      5,678             5,821                             11,499
B.  Tax Refund                                           4,991                                                4,991
C.  Adj. To Property Tax Accrual                         5,221                                                5,221
D.
E.

TOTAL NON-OPERATING INCOME - LINE 16                    15,890             5,821                             21,711

A.                                                                                                                0
B.                                                                                                                0
C.                                                                                                                0
D.                                                                                                                0
E.                                                                                                                0

TOTAL NON-OPERATING EXPENSE - LINE 17                        0                 0                                  0

REORGANIZATION EXPENSES

A.                                                                                                                0
B.                                                                                                                0
C.                                                                                                                0
D.                                                                                                                0
E.                                                                                                                0

TOTAL OTHER REORGANIZATION EXPENSES - LINE 25                0                 0                                  0

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 3

CASE NUMBER:      401-40788-BJH-11

CASH RECEIPTS AND                                    MONTH             MONTH                             QUARTER
DISBURSEMENTS                                        JUL-02            AUG-02            MONTH            TOTAL
-----------------                                    ------            ------            -----           -------
1.   Cash - Beginning Of Month                            SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO, INC., ET AL            SUPPLEMENT TO ACCRUAL BASIS -3
                                                AUGUST, 2002
CASE NUMBER:      401-40788-BJH-11              CASH RECEIPTS AND DISBURSEMENTS

                                              DIST LP        MFG          MGMT       HOLDING       COMP       KEVCO INC     TOTAL
                                             ----------   ----------   ----------   ----------   ----------   ----------  ----------

1.  CASH-BEGINNING OF MONTH                          --           --    5,022,449           --           --           --   5,022,449

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                       --           --                                                              --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                     --           --                                                              --
4.  POST PETITION                                                 --                                                              --

5.  TOTAL OPERATING RECEIPTS                         --           --           --           --           --           --          --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                              --                                                              --
7.  SALE OF ASSETS                            1,159,182                        --                                          1,159,182
8.  OTHER                                            --           --        5,821           --           --           --       5,821
       INTERCOMPANY TRANSFERS                (1,159,182)                1,159,182           --                                    --
                SALE EXPENSE REIMBURSEMENT
                INCOME TAX REFUND
                REBATE
                WORKERS COMP REFUND
                MISC                                                                                     --
                INTEREST INCOME                                   --        5,821

9.  TOTAL NON OPERATING RECEIPTS                     --           --    1,165,003           --           --           --   1,165,003

10. TOTAL RECEIPTS                                   --           --    1,165,003           --           --           --   1,165,003

11. CASH AVAILABLE                                   --           --    6,187,452           --           --           --   6,187,452

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                            19,156                                             19,156
13. PAYROLL TAXES PAID                                            --        7,338                                              7,338
14. SALES, USE & OTHER TAXES PAID                                 --                                                              --
15. SECURED/RENTAL/LEASES                                         --        4,994                                              4,994
16. UTILITIES                                                     --          262                                                262
17. INSURANCE                                                     --          844                                                844
18. INVENTORY PURCHASES                                           --                                                              --
19. VEHICLE EXPENSE                                               --                                                              --
20. TRAVEL                                                        --                                                              --
21. ENTERTAINMENT                                                 --                                                              --
22. REPAIRS & MAINTENANCE                                         --          235                                                235
23. SUPPLIES                                                      --                                                              --
24. ADVERTISING                                                                                                                   --
25. OTHER                                            --           --        1,939           --           --           --       1,939
                LOAN PAYMENTS                                     --           --                                                 --
                FREIGHT                                           --                                                              --
                CONTRACT LABOR                                    --        1,884                                              1,884
                401 K PAYMENTS                                                                                        --          --
                PAYROLL TAX ADVANCE ADP                                                                                           --
                WAGE GARNISHMENTS                                                                                                 --
                MISC                                              --           55                                                 55

26. TOTAL OPERATING DISBURSEMENTS                    --           --       34,768           --           --           --      34,768

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                                      30,169                                             30,169
28. US TRUSTEE FEES                                               --                                                              --
29. OTHER                                                                                                                         --
30. TOTAL REORGANIZATION EXPENSE                     --           --       30,169           --           --           --      30,169

31. TOTAL DISBURSEMENTS                              --           --       64,937           --           --           --      64,937

32. NET CASH FLOW                                    --           --    1,100,066           --           --           --   1,100,066

33. CASH- END OF MONTH                               --           --    6,122,515           --           --           --   6,122,515

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 4

CASE NUMBER:      401-40788-BJH-11

                                                      SCHEDULED            MONTH             MONTH
ACCOUNTS RECEIVABLE AGING                               AMOUNT            JUL-02            AUG-02            MONTH
-------------------------                             ---------           ------            -------           -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +                                                                 300,000           300,000
5.   Total Accounts Receivable                               0            300,000           300,000
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net) (FOOTNOTE)                    0            300,000           300,000

AGING OF POST PETITION                                         MONTH:  AUGUST-02
TAXES AND PAYABLES                                                   -----------

                                0 - 30           31 - 60            61 - 90             91 +
TAXES PAYABLE                    DAYS              DAYS               DAYS              DAYS             TOTAL
-------------                   ------           -------            -------             ----             -----
1.   Federal                                                                                                 0
2.   State                                                                                                   0
3.   Local                                                                                                   0
4.   Other (See below)                                                                                       0
5.   Total Taxes Payable             0                 0                  0                0                 0
6.   Accounts Payable                                                                                        0

                                                               MONTH:  AUGUST-02
                                                                     -----------
STATUS OF POST PETITION TAXES

                                                    BEGINNING TAX      AMOUNT WITHHELD                         ENDING TAX
FEDERAL                                               LIABILITY*        AND/OR ACCRUED   (AMOUNT PAID)         LIABILITY
-------                                             -------------      ---------------   -------------         ----------
1.   Withholding **                                                         6,429           (6,429)                 0
2.   FICA - Employee **                                                       376             (376)                 0
3.   FICA - Employer **                                                       376             (376)                 0
4.   Unemployment                                                               0                0                  0
5.   Income                                                                                                         0
6.   Other (Attach List)
7.   Total Federal Taxes                                     0              7,182           (7,182)                 0

STATE AND LOCAL

8.   Withholding                                                                                                    0
9.   Sales                                                                                                          0
10.  Excise                                                                                                         0
11.  Unemployment                                                                                                   0
12.  Real Property                                                                                                  0
13.  Personal Property                                                                                              0
14.  Other (Attach List)                                                                                            0
15.  Total State And Local                                   0                  0                0                  0
16.  Total Taxes                                             0              7,182           (7,182)                 0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 5

CASE NUMBER:      401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH:   AUGUST-02
                                                                    ------------

BANK RECONCILIATIONS                            Account # 1          Account # 2
--------------------                            -----------          -----------
A.   BANK:                                    Bank of America      Bank of America   Other Accounts
B.   ACCOUNT NUMBER:                             1295026976           3751629012      (Attach List)         TOTAL
                                                                   DIP Disbursement
C.   PURPOSE (TYPE):                         Operating Account         Account
1.   Balance Per Bank Statement                       113,228             6,512         6,010,311         6,130,051
2.   Add: Total Deposits Not Credited                       0                                   0                 0
3.   Subtract: Outstanding Checks                           0            (1,151)           (6,385)           (7,536)
4.   Other Reconciling Items                                0                                   0                 0
5.   Month End Balance Per Books                      113,228             5,361         6,003,925         6,122,515
6.   Number of Last Check Written                  N/A                  3303124

INVESTMENT ACCOUNTS

                                                          DATE         TYPE OF
BANK, ACCOUNT NAME & NUMBER                           OF PURCHASE     INSTRUMENT     PURCHASE PRICE     CURRENT VALUE
---------------------------                           -----------     ----------     --------------     -------------
7.

8.

9.

10.  (Attach List)

11.  Total Investments                                                                                            0

CASH

12.  Currency On Hand                                                                                             0
13.  Total Cash - End of Month                                                                            6,122,515

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                       SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                            ACCRUAL BASIS - 5

                                                             MONTH:    AUGUST-02
                                                                   -------------

BANK RECONCILIATIONS                             Account # 3          Account # 4           Account # 5
--------------------                             -----------          -----------           -----------
                                             Bank of America/            Bank of              Bank of
A.  BANK:                                      Nations Funds             America              America                  TOTAL
B.  ACCOUNT NUMBER:                                846713              3751775241            3750801912              OTHER BANK
                                               Kevco, Inc. S-T                                                        ACCOUNTS
C.  PURPOSE (TYPE):                              Investment             Stay Pay            Payroll-Mgmt
1.  Balance Per Bank Statement                   2,726,699               88,200                 10,351                2,825,250
2.  Add: Total Deposits Not Credited                     0                    0                      0                        0
3.  Subtract: Outstanding Checks                         0                    0                 (6,385)                  (6,385)
4.  Other Reconciling Items                              0                    0                      0                        0
5.  Month End Balance Per Books                  2,726,699               88,200                  3,966                2,818,865
6.  Number of Last Check Written                     N/A                  N/A                    N/A

INVESTMENT ACCOUNTS

                                                         DATE           TYPE OF
BANK, ACCOUNT NAME & NUMBER                           OF PURCHASE      INSTRUMENT   PURCHASE PRICE  CURRENT VALUE
---------------------------                           -----------      ----------   --------------  -------------

A.

B.

C.

D.

  TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                                 0

CASE NAME:        KEVCO MANAGEMENT, INC.                      2ND SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                            ACCRUAL BASIS - 5

                                                             MONTH:    AUGUST-02
                                                                   -------------

BANK RECONCILIATIONS                              Account # 6
--------------------                              -----------
A.  BANK:                                       Bank of America                                          TOTAL
B.  ACCOUNT NUMBER:                                3751930222                                          OTHER BANK
C.  PURPOSE (TYPE):                             RESTRICTED FUNDS                                        ACCOUNTS
1.  Balance Per Bank Statement                      3,185,061                                          3,185,061
2.  Add: Total Deposits Not Credited                        0                                                  0
3.  Subtract: Outstanding Checks                            0                                                  0
4.  Other Reconciling Items                                 0                                                  0
5.  Month End Balance Per Books                     3,185,061                                          3,185,061
6.  Number of Last Check Written                      N/A

INVESTMENT ACCOUNTS

                                                         DATE           TYPE OF
BANK, ACCOUNT NAME & NUMBER                           OF PURCHASE      INSTRUMENT   PURCHASE PRICE  CURRENT VALUE
---------------------------                           -----------      ----------   --------------  -------------

A.

B.

C.

D.

  TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                                0

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 6

CASE NUMBER:      401-40788-BJH-11

                                                             MONTH:    AUGUST-02
                                                                   -------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                TYPE OF               AMOUNT           TOTAL PAID
             NAME               PAYMENT                PAID              TO DATE
             ----               -------               ------           ----------
1.    Sharon Romere             Expense Reimb.                              1,949
2.    Joe Tomczak               Expense Reimb.                                626
3.    John Wittig               Expense Reimb.                                263
4.    Sharon Romere             Payroll                                   126,246
5.    Joe Tomczak               Payroll                                   177,884
6.    John Wittig               Payroll                                   144,039
7.    Wil Simpson               Payroll               19,156              278,224
      Other (see attached)                                 0              132,293
8.    Total Payments To Insiders                      19,156              861,524

                                  PROFESSIONALS

                                     DATE OF
                                   COURT ORDER                                                             TOTAL
                                   AUTHORIZING        AMOUNT               AMOUNT       TOTAL PAID       INCURRED
             NAME                    PAYMENT         APPROVED               PAID         TO DATE         & UNPAID*
             ----                  -----------       ---------             ------       ----------       ---------
1.    Haynes and Boone             3/20/2001         1,346,683             30,169        1,346,683
2.    Lain, Faulkner & Co., P.C.   3/20/2001           327,594                             327,594          74,308
3.    Baker & McKenzie             3/20/2001           480,314                             480,314
4.    Gordion Group                3/20/2001            17,438                              17,438
5.    (Attach List)                                    202,069                             828,636
6.    Total Payments To Professionals                2,374,098             30,169        3,000,665          74,308

        * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                     SCHEDULED        AMOUNTS        TOTAL
                                      MONTHLY          PAID          UNPAID
                                     PAYMENTS         DURING          POST
     NAME OF CREDITOR                   DUE            MONTH        PETITION
     ----------------                ---------        ------       ----------
1.    Bank of America                N/A                           13,945,516
2.    Leases Payable                                                  none
3.
4.
5.    (Attach List)
6.    TOTAL                             0                0         13,945,516

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                       SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                           ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS                        MONTH:   AUGUST-02
                                                                    ------------

                                    INSIDERS

                                TYPE OF                   AMOUNT           TOTAL PAID
             NAME               PAYMENT                    PAID             TO DATE
             ----               -------                   ------           ---------
A.    Bill Estes                Director's Fees                              13,000
B.    Peter McKee               Director's Fees                              12,000
C.    Richard Nevins            Director's Fees                              13,000
D.    Wingate Partners          Management Fee                               89,390
E.    Wingate Partners          Expense Reimb.                                3,984
F.    Wil Simpson               Expense Reimb.                                  919
G.
H.

TOTAL OTHER PAYMENTS TO INSIDERS - LINE 5                                   132,293

                                  PROFESSIONALS

                                     DATE OF
                                   COURT ORDER                                                            TOTAL
                                   AUTHORIZING         AMOUNT               AMOUNT       TOTAL PAID       INCURRED
             NAME                    PAYMENT          APPROVED               PAID         TO DATE         & UNPAID*
             ----                  -----------        --------              ------       ----------       ---------
A.    Ernst & Young                  3/20/2001          65,764                               77,715
B.    Mark MacDonald & Assoc.        3/20/2001          49,382                              623,145
C.    David T. Roberts               3/20/2001          23,960                               64,813
D.    Barnes & Thornburg             3/20/2001          62,963                               62,963
E.    Cozen & O'Connor, PC
F.    George Morgan & Sneed, PC
G.
H.

TOTAL OTHER PAYMENTS TO
PROFESSIONALS-LINE 5                                   202,069                              828,636

        * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                     SCHEDULED        AMOUNTS        TOTAL
                                      MONTHLY          PAID          UNPAID
                                     PAYMENTS         DURING          POST
     NAME OF CREDITOR                  DUE             MONTH        PETITION
     ----------------                ---------        ------       ----------
A.
B.
C.
D.
E.
STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 7

CASE NUMBER:      401-40788-BJH-11
                                                             MONTH:    AUGUST-02
                                                                    ------------
QUESTIONNAIRE

                                                                                                 YES          NO
                                                                                                 ---          --

1.       Have any Assets been sold or transferred outside the normal course of
         business this reporting period?                                                                       X

2.       Have any funds been disbursed from any account other than a debtor in
         possession account?                                                                                   X

3.       Are any Post Petition Receivables (accounts, notes, or loans) due from
         related parties?                                                                          X

4.       Have any payments been made on Pre Petition Liabilities this reporting
         period?                                                                                               X

5.       Have any Post Petition Loans been received by the debtor from any
         party?                                                                                                X

6.       Are any Post Petition Payroll Taxes past due?                                                         X

7.       Are any Post Petition State or Federal Income Taxes past due?                                         X

8.       Are any Post Petition Real Estate Taxes past due?                                                     X

9.       Are any other Post Petition Taxes past due?                                                           X

10.      Are any amounts owed to Post Petition creditors delinquent?                                           X

11.      Have any Pre Petition Taxes been paid during the reporting period?                                    X

12.      Are any wage payments past due?                                                                       X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                                 YES          NO
                                                                                                 ---          --

1.       Are Worker's Compensation, General Liability and other necessary
         insurance coverages in effect?                                                            X

2.       Are all premium payments paid current?                                                    X

3.       Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

          TYPE OF POLICY                    CARRIER                  PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
          --------------                    -------               --------------------          --------------------------
Property, General Liability, Auto   Aon Risk Services                3/1/02--9/1/02             Semi-Annual        $98,598
D&O Liability                       Great American Insurance      11/1/2001-10/31/2004          Annual             $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                   FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40788-BJH-11                             ACCRUAL BASIS

                                                               MONTH:  AUGUST-02
                                                                     -----------

ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER    FOOTNOTE / EXPLANATION
------      -----------    ----------------------

   1             1         Pursuant to the February 12, 2001 Order (1)
   3             1         Authorizing Continued Use of Existing Forms and
                           Records; (2) Authorizing Maintenance of Existing
                           Corporate Bank Accounts and Cash Management System;
                           and (3) Extending Time to Comply with 11 U.S.C.
                           Section 345 Investment Guidelines, funds in the Bank
                           of America and Key Bank deposit accounts are swept
                           daily into Kevco's lead account number 1295026976.
                           The Bank of America lead account is administered by,
                           and held in the name of Kevco Management Co.
                           Accordingly, all cash receipts and disbursements flow
                           through Kevco Management's Bank of America DIP
                           account. A schedule allocating receipts and
                           disbursements among Kevco, Inc. and its subsidiaries
                           is included in this report as a Supplement to Accrual
                           Basis -3.

   1             2         During May 2002, Kevco Manufacturing, LP and Kevco
                           Distribution, LP sold real property located in
                           Indiana and Georgia. In August, 2002, Kevco
                           Distribution, LP sold real property in Indiana.
                           Financial details of the transactions are in the
                           affiliated Debtor Monthly Operating Reports.

   1             4         In September 2001, Liberty Mutual, Debtor's Workman's
                           Compensation carrier, drew $300,000 on a letter of
                           credit issued during 2000. Although Debtor has
                           received a refund of $1,077,239 pursuant to a final
                           audit, Liberty Mutual has continued to hold the funds
                           from the letter of credit.

   1             7         Prepaid Expenses consist primarily of professional
                           fee retainers.

   1             15        Intercompany receivables/payables are from/to
   1            27A        co-debtors Kevco Manufacturing, LP (Case No.
   7             3         401-40784-BJH-11), Kevco Distribution, LP (Case No.
                           401-40789-BJH-11), Kevco Holding, Inc. (Case No.
                           401-40785-BJH-11), DCM Delaware, Inc. (Case No.
                           401-40787-BJH-11), Kevco GP, Inc. (Case No.
                           401-40786-BJH-11), Kevco Components, Inc. (Case No.
                           401-40790-BJH-11), and Kevco, Inc. (Case No.
                           401-40783-BJH-11). Changes in intercompany have not
                           been reflected as post-petition assets and
                           liabilities.

   1             22        The Debtor records on its books accruals for certain
                           liabilities based on historical estimates. While the
                           known creditors were listed on the Debtor's
                           Schedules, the estimated amounts were not.
                           Accordingly, for purposes of this report, the accrued
                           liabilities are reflected as post-petition "Accrued
                           Liabilities."

   1             24        Adjustments to equity are due to secured debt
   1             32        reductions pursuant to the sales of Kevco
                           Manufacturing, LP's operating divisions, the asset
                           sale of the South Region of Kevco Distribution, as
                           well as direct cash payments. The secured debt owed
                           to Bank of America by Kevco, Inc. (Case No.
                           401-40783-BJH-11) has been guaranteed by all of its
                           co-debtors (see Footnote 1,15); therefore, the
                           secured debt is reflected as a liability on all of
                           the Kevco entities. The charge to equity is simply an
                           adjustment to the balance sheet.

   1             25        Pursuant to Order dated February 12, 2001 and
                           Supplemental Order dated March 14, 2001, debtors were
                           authorized to pay pre-petition salaries and wages up
                           to a maximum of $4,300 per employee. Debtors were
                           also (a) allowed to pay accrued vacation to
                           terminated employees and (b) permitted to continue
                           allowing employees to use vacation time as scheduled.